UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2011
Date of Report (Date of earliest event reported)

MICRO IMAGING TECHNOLOGY,  INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction)

0-16416
(Commission File Number)

33-0056212
  (I.R.S. Employee Identification No.)

970 Calle Amanacer, Suite F, San Clemente, California 92673
(Address of principal executive offices)

(949) 485-6006
(Registrant's telephone number, including area code)

Item 7.01. Regulation FD

A press release, concerning this offer, was issued on October 25, 2011 and is attached as an exhibit.

Item 8.01.    Other Events

The Company has received an offer for the exclusive licensing of its products and technology (copy attached as an Exhibit), which it has not accepted but is investigating and evaluating.

Exhibits

Exhibit 10.22       Licensing Proposal from EPIC

Copy of Press Release of October 25, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO IMAGING TECHNOLOGY, INC.

/s/ Michael W. Brennan
Michael Brennan, President

Dated:  October 28, 2011